Exhibit 32.2
SECTION 906 CERTIFICATION
Certification Pursuant to Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
          In connection with the annual report on of MOD-PAC CORP. (the “Company”) on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David B. Lupp, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that:
     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U. S. C. 78m); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2007	/s/ David B. Lupp
David B. Lupp
	Title:	Chief Financial Officer

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